UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*

Date of Report (Date of earliest event reported): June 29, 2005

MEDIANEWS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-75156	76-0425553
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

1560 Broadway, Suite 2100		80202
Denver, Colorado		(Zip Code)
(Address of principal executive
offices)

Registrant’s telephone number, including area code: (303) 563-6360

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

*The registrant is not subject to the filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
EXHIBIT INDEX
Career RSU Plan
Amended/Restated Employment Agreement - William Dean Singleton
Amended/Restated Employment Agreement - Joseph J. Lodovic, IV
Shareholder Agreement

Item 1.01 Entry into a Material Definitive Agreement.

Career RSU Plan

     On June 29, 2005, the board of directors of MediaNews Group, Inc. (“we,” “us,” “our” or the “Company”) adopted a Career RSU Plan (the “RSU Plan”) intended to encourage retention and reward performance of selected senior management of the Company and its affiliates over a significant period of time.

     The RSU Plan is to be administered by our board of directors or a committee appointed by our board of directors. The RSU Plan provides for the award to members of senior management selected by our board for participation in the Plan of such number of restricted stock units (“RSUs”) at such time or times as determined by our board (or a designated committee) in its discretion. Each RSU represents the right to receive one share of our new class of Class B common stock (which is non-voting and does not pay dividends), subject to vesting and other requirements. RSUs granted to a participant vest upon the later to occur of:

•	the earlier of (x) the completion of 20 years of continuous service with the Company or its affiliates or (y) attainment of age 67 while still employed by the Company or its affiliates; or

•	the date on which the participant (a) has completed at least five years of participation in RSU Plan and (b) has a combined age and years of continuous service with the Company and its affiliates of at least 72.

RSUs also fully vest upon the occurrence of a “Change in Control” (as defined) and vest pro rata in the event of the participant’s death, disability or termination of employment by the Company without cause.

     Shares of our Class B common stock are issued to holders of vested RSUs upon the earliest of the participant’s separation from service, the participant’s disability and the occurrence of a “Qualified Change in Control” (as defined). Any non-vested RSUs are forfeited at that time.

     Recipients of shares issued pursuant to RSUs have the right to require us to repurchase a number of shares at their then fair market value (as determined by formula outlined in the plan) that is sufficient to enable them to pay taxes due in connection with such issuance, provided that our board of directors may suspend such right at any time. At any time following the six-month anniversary of the date of issuance of shares of such Class B common stock, we have the right to repurchase such shares at their then fair market value (as determined by formula outlined in the plan). Such repurchase rights will terminate if we consummate an initial public offering.

     The issuance of up to 150,000 shares of our Class B common stock is authorized under the RSU Plan.

     A copy of the RSU Plan is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Amended and Restated Employment Agreements

     On July 1, 2005, we entered into Amended and Restated Employment Agreements with William Dean Singleton, the Company’s Vice Chairman and Chief Executive Officer, and Joseph J. Lodovic, IV, the Company’s President.

     Under the terms of Mr. Singleton’s Amended and Restated Employment Agreement:

•	He is entitled to receive cash compensation at an annual rate of $985,950, subject to annual increase of 5% (or such higher amount as shall be approved by our board of directors), a one-time cash bonus of $100,000 and an annual cash bonus of up to $500,000 for each fiscal year based on a comparison of our actual operating profits to budgeted operating profits for such year.

•	His term of employment expires on December 31, 2009, but will be automatically renewed for successive one-year terms unless either party gives notice terminating the Agreement at least 120 days prior to the expiration of the existing term. Additionally, the Agreement may be terminated prior to expiration of the existing term under certain circumstances. Mr. Singleton is entitled to severance payments if his employment terminates for certain reasons.

•	He is eligible to participate in equity ownership and incentive plans established for executive personnel.

•	The Agreement contains a non-competition covenant that survives for up to two years following termination of the Agreement for certain reasons.

•	A copy of Mr. Singleton’s Amended and Restated Employment Agreement is attached as Exhibit 99.2 hereto and incorporated by reference herein.

     Under the terms of Mr. Lodovic’s Amended and Restated Employment Agreement:

•	He is entitled to receive cash compensation at an annual rate of $655,200, subject to annual increase of 5% (or such higher amount as shall be approved by our board of directors), a one-time cash bonus of $100,000 and an annual cash bonus of up to $400,000 for each fiscal year based on a comparison of our actual operating profits to budgeted operating profits for such year.

•	His term of employment expires on December 31, 2009, but will be automatically renewed for successive one-year terms unless either party gives notice terminating the Agreement at least 120 days prior to the expiration of the existing term. Additionally, the Agreement may be terminated prior to expiration of the existing term under certain circumstances. Mr. Lodovic is entitled to severance payments if his employment terminates for certain reasons.

•	He is eligible to participate in equity ownership and incentive plans established for executive personnel.

•	The Agreement contains a non-competition covenant that survives for up to two years following termination of the Agreement for certain reasons.

•	A copy of Mr. Lodovic’s Amended and Restated Employment Agreement is attached as Exhibit 99.3 hereto and incorporated by reference herein.

Shareholder Agreement

     On July 1, 2005, we entered into a Shareholder Agreement with Mr. Lodovic. The Shareholder Agreement entitles Mr. Lodovic, upon termination of his employment following December 31, 2009, by mutual agreement, or as a result of breach by the Company or certain other circumstances, to put to us at the then fair market value (as determined by formula outlined in the agreement) all shares of common stock which he owns. We also have a call under Mr. Lodovic’s Shareholder Agreement to acquire, and Mr. Lodovic has a right to put, such shares, following termination of his employment under other circumstances, at a price equal to a percentage of fair market value (as determined by formula outlined in the agreement), which increases to 100% on December 31, 2009 (at July 1, 2005, Mr. Lodovic was entitled to 75% of fair market value).

     A copy of the Shareholder Agreement is attached as Exhibit 99.4 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	MediaNews Group, Inc. Career RSU Plan

99.2	Amended and Restated Employment Agreement dated as of July 1, 2005 between MediaNews Group, Inc. and William Dean Singleton

99.3	Amended and Restated Employment Agreement dated as of July 1, 2005 between MediaNews Group, Inc. and Joseph J. Lodovic, IV

99.4	Shareholder Agreement dated as of July 1, 2005 between MediaNews Group, Inc. and Joseph J. Lodovic, IV

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIANEWS GROUP, INC.
Dated: July 5, 2005	By:	/s/ Ronald A. Mayo
Ronald A. Mayo
Vice President, Chief Financial Officer and Duly Authorized Officer of Registrant

EXHIBIT INDEX

Exhibit No.	Description
99.1	MediaNews Group, Inc. Career RSU Plan

99.2	Amended and Restated Employment Agreement dated as of July 1, 2005 between MediaNews Group, Inc. and William Dean Singleton

99.3	Amended and Restated Employment Agreement dated as of July 1, 2005 between MediaNews Group, Inc. and Joseph J. Lodovic, IV

99.4	Shareholder Agreement dated as of July 1, 2005 between MediaNews Group, Inc. and Joseph J. Lodovic, IV